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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 22, 2003


                                   PRAB, INC.
             (Exact name of registrant as specified in its charter)


             Michigan                     0-10187                38-1654849
 (State or other jurisdiction of   (Commission File No.)       (IRS Employer
 incorporation)                                              Identification No.)

        5944 East Kilgore Road, P.O. Box 2121, Kalamazoo, Michigan 49003
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (269) 382-8200


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Item 5.  Other Events and Required FD Disclosure.

On August 22, 2003, Prab, Inc. ("Prab"), a Michigan corporation issued a press release regarding the receipt of a merger proposal and announced that the board of directors of Prab has formed a special committee of independent directors and that such special committee has retained Lincoln Partners LLC, as independent investment bankers and Varnum, Riddering, Schmidt & Howlett LLP, as independent special counsel, to assist it in considering strategic alternatives, including a possible sale of Prab. Prab hereby incorporates by reference herein the information set forth in its Press Release dated August 22, 2003, a copy of which is annexed hereto as Exhibit 99.1, and the proposal letter from Inter-Source Acquisition, Inc., a copy of which is annexed hereto as Exhibit 99.2.

                                 INVESTOR NOTICE

If Prab proceeds with the proposed merger, then it will file with the Securities and Exchange Commission (the "SEC") a proxy statement and other relevant documents concerning the merger. Investors of Prab are urged to read the proxy statement when and if filed and any other relevant documents filed with the SEC because they will contain important information regarding such merger. Investors will be able to obtain any such documents free of charge at the website maintained by the SEC at www.sec.gov. In addition, investors may obtain documents filed with the SEC by Prab free of charge by requesting them in writing from Robert W. Klinge at Prab, Inc., 5944 East Kilgore Road, P.O. Box 2121, Kalamazoo, Michigan 49003 or by telephone at (269) 382-8200.

Investors should read any proxy statement carefully when and if it becomes available before making any voting or investment decision.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (a) Financial Statements.

             Not Applicable.

         (b) Pro Forma Financial Information.

             Not Applicable.

         (c) Exhibits.


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     Exhibit No.                 Description of Exhibit
     -----------                 ----------------------

        99.1                     Press Release dated August 22, 2003.

        99.2                     Proposal Letter dated August 18, 2003.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
                                         PRAB, INC.
                                         (Registrant)



Date:    August 22, 2003                 /s/ Gary A. Herder
                                         ---------------------------------------
                                         Gary A. Herder, Chief Executive Officer



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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                            =======================

                           CURRENT REPORT ON FORM 8-K
        Date of Report (Date of earliest event reported): August 22, 2003

                            =======================

                                Index to Exhibits
                                        &
                                    Exhibits

                            =======================

                                   PRAB, INC.
                            (a Michigan Corporation)
                      5944 East Kilgore Road, P.O. Box 2121
                            Kalamazoo, Michigan 49003


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                                 Index to Exhibits


     Exhibit No.                 Description of Exhibit
     -----------                 ----------------------

        99.1                     Press Release dated August 22, 2003.

        99.2                     Proposal Letter dated August 18, 2003.

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